Registration No. 33-12
                                                      1940 Act File No. 811-4401
                                                                     Rule 497(e)

                            NORTH TRACK FUNDS, INC.

                       SUPPLEMENT DATED DECEMBER 11, 2001
                                       TO
                         PROSPECTUS DATED MARCH 1, 2001

PROPOSED REORGANIZATION OF ACHIEVERS FUND INTO S&P 100 PLUS FUND

     On December 10, 2001, the Board of Directors of North Track Funds, Inc. unanimously approved a plan of reorganization (the "Plan") for the Achievers Fund. Under the Plan, the Achievers Fund would transfer substantially all of its net assets to the S&P 100 Plus Fund, another series of North Track Funds. The investment objective of the S&P 100 Plus Fund is to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index.

     In the transaction, shareholders of the Achievers Fund would receive, in exchange for their Achievers Fund shares, a number of shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the Achievers Fund assets transferred in connection with the transaction. The class(es) of shares of the S&P 100 Plus Fund to be received by each shareholder in the transaction would correspond to the class(es) of shares of the Achievers Fund held by that shareholder. It is expected that the value of each Achievers Fund shareholder's account in the S&P 100 Plus Fund immediately after the transaction would be the same as the value of that shareholder's account in the Achievers Fund immediately before the transaction. The transaction would be structured to qualify as a tax-free reorganization for federal income tax purposes, meaning that shareholders would not recognize any taxable gain or loss on the exchange of their shares.

     Completion of the transaction is subject to normal and customary conditions, including the approval of the shareholders of the Achievers Fund at a special meeting currently scheduled for April 2002. It is anticipated that in early March 2002 shareholders would receive a separate proxy statement/prospectus in connection with the special meeting.